ENER-CORE

# OTCQB: ENCR
# Company Investor Presentation

September 2014

# Legal Disclaimer

- This presentation has been prepared by Ener-Core, Inc. (the "Company"). It should not be considered as an offer or invitation to subscribe for or purchase any securities in the Company or as an inducement to make an offer or invitation with respect to those securities. No agreement to subscribe for securities in the Company will be entered into on the basis of this presentation or any information, opinions or conclusions expressed in the course of this presentation.

This presentation is not a prospectus or other offering document under U.S. law or under any other law. It has been prepared for information purposes only. This presentation contains general summary information and does not take into account the investment objectives, financial situation and particular needs of any individual investor. It is not investment advice and prospective investors should obtain their own independent advice from qualified financial advisors regarding their own financial objectives, financial situation and needs.

This presentation and information, opinions or conclusions expressed in the course of this presentation contains forecasts and forward-looking information. Such statements are based on a number of estimates and assumptions that, while considered reasonable by management at the time, are subject to significant business, economic and competitive uncertainties. These forecasts, projections and information are not a guarantee of future performance or expected results and involve unknown risks and uncertainties. Actual results and developments will almost certainly differ materially from those expected by the Company (either expressed or implied in this presentation). There are a number of risks, both specific to the Company and of a general nature, which may affect the future operating and financial performance of the Company as well as the value of an investment in the Company, including and not limited to the following: economic conditions; stock market fluctuations; uncertainty of future revenues; limited operating history; uncertain market acceptance for our technology; potential difficulty in managing growth; costs of sales and materials; intellectual property protection; disclosure of trade secrets; rapid technological change among competitors; dependence on suppliers; risks of doing international business; state, federal and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements; costs and effects of legal and administrative proceedings, settlements, investigations and claims; the inherent risks associated with the operation and potential construction of power generation systems, including environmental, health, safety, regulatory and financial risks; the timing and extent of changes in commodity prices, interest rates and foreign currency exchange rates; unusual maintenance or repairs and electric transmission system constraints; the performance of electric generation facilities; and the need for and availability of future financing in order for the Company to carry out its business plan. The forward-looking information contained in this presentation are as of the date hereof and the Company does not expect to update the forward looking information contained in this presentation.

This presentation speaks as of September 2014. Neither the delivery of this presentation nor any further discussions by the Company or its representatives with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since such date. The Company does not intend, and does not assume any obligation, to update or correct any information included in this presentation.

# Investment Summary

**Significant Market Opportunity:** Addresses large and growing demand for solutions to reduce waste gases.

**Unique Competitive Advantage:** Oxidation technology is the leading solution for reducing waste gases and converting them into revenue streams.

**Multiple Applications for Technology:** Oxidation technology can be utilized in a variety of industrial markets and presents a unique partnership opportunities with market leaders.

**Well-positioned to Go-to-Market:** Strong IP portfolio, no debt, & strong pipeline of orders. International distributor networks in place. First units already operational.

# The Problem:



Our global society releases massive amounts of waste gases
as by-products of its energy, industrial, and agricultural processes.

Compliance with environmental regulations is costly. Non compliance results in fines, more costly.



# The Solution:

Ener-Core's Gradual Oxidizer generates clean power from these waste gases…

- Preventing and reducing emissions
- Generating a new revenue stream for existing industrial producers



# The Size of the Opportunity

Ability to use waste gas to produce clean energy represents…

**$65 billion potential annual electricity revenues**

**65-100 Giga-watts of power capacity**

**$100 billion potential equipment market**

**65-100 million homes powered/ year**

# Existing solutions destroy gases. They do not use them productively

## Thermal Oxidation



Open Flare

Regenerative





Direct-Fired

## Scrubbers



Packed Bed



Acids Gas

## Venting



Ventilation
Air Methane



# Why do Industries not use their waste gases?

For over 250 years, our industries have used and improved combustion-based processes to convert fuels into energy.

We have more power with more fuel efficiency, BUT combustion does not work on the poor quality gases produced as by-products from industries.



## ...because combustion limits us!

# Oxidation: A Natural Process

Oxidation occurs when a substance comes into contact with oxygen molecules—almost everything, over time, reacts with oxygen…

However oxidation can be a **very slow process**.

Ener-Core's **accelerates** the oxidation of methane to 2-3 seconds!



Methane (in atmosphere)
10-20 years

Sterling Silver
2 weeks

Banana
5-7 days

Ener-Core
2-3 seconds!

# Major Components of the Solution


Source of Low-Quality or Off-Spec Gas
PATENTED
Bespoke Interface
Turbine Package

**Ener-Core's Gradual Oxidizer**

**Conventional Gas Turbine** (modified for external combustion)

**AC Generator**



WasteWater Treatment Plant



Ethanol Plant



Dairy or Poultry Farm

**Regardless of the industry Ener-Core's project economics are simple, valued and consistent.**



Food Processing Plant



Oil & Gas



Coal Mine

# Typical Project Economics


Ener-Core Powerstation
Electrical Consumption
Fuel Required
Industrial Operation
Waste Gas
Heat
Electricity

| | |
|---|---|
| Capital Cost for 2 MW Powerstation: | - $5.2 Million |
| Annual Electricity Savings: | + $1.1 Million |
| Annual Gas Savings: | + $750K |
| Avoided Cost of Emissions Destruction Equipment: | + $500K |
| | |
| Payback without equipment financing: | 3-4 years |
| Economics with equipment financing: | cash-flow positive in 1st year |

# Business Strategy

ENER-CORE

Solar Turbines
A Caterpillar Company
DRESSER-RAND
Kawasaki
SIEMENS
Rolls-Royce
GE



***Potential $100 Billion power equipment market related to low-quality fuels***

***Bridge Turbine Manufacturers and the previously nonexistent market of low quality gases. Leverage their existing brands and sales networks.***

# Partner Development

Gas Turbine Market:

- **Market structure: one distinct market leader per turbine size segment**
- **Traditional combustion technology limited to higher quality fuels**



FLEXENERGY
Capstone
DRESSER-RAND
Kawasaki
Solar Turbines
A Caterpillar Company
Rolls-Royce
SIEMENS
<0.3 MW
1 to 4 MW
5 to 10 MW
10 + MW

Partnering with Ener-Core enables turbine suppliers to access large, untapped markets (low-energy & contaminated fuels)

# Company Timeline

**Ribbon Cutting Video**

http://youtu.be/lFUWRoZ9bMA?list=UUrc1RqrzUktjFXA13reumbQ









$25M Invested by Venture Capital

Successful 1-year Operation on Dept. of Defense Landfill

2011 - 12

1st Commercial unit commissioned and operating in field

2013-14

Scale-up & Commercially License to large turbine manufacturers

2015

Technology evolves from prototype to market deployment

Ener-Core goes public and ships 1st commercial system

# Strategic Intellectual Property Portfolio



Gradual Oxidization Technology

- Hundreds of pages of descriptive support:
  - 100+ independent claims
  - 600+ dependent claims
- 50+ Patent Applications filed
- 13 Patents Granted

***Ener-Core's exclusive rights protect the design and utilization of Gradual Oxidation***

# Competitiveness against Traditional Gas Power Generation


$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
Equipment $
Maintenance $
Fuel Cost $
Fuel & Exhaust Treatment $
Initial CAPEX
20 year OPEX total

| | | |
|---|---|---|
| | Reciprocating Engine | $85/MWh |
| | Gas Turbine | $97/MWh |
| | Ener-Core 2 MW | $63/MWh |

Note: Calculations were produced using an assumed fuel price = $5/MMBtu

No Fuel Costs and minimal treatment expenses drive Ener-Core's cost to generate to economic level

# Competitiveness Against Renewable Energy


$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
CAPEX $/ MW
20 year OPEX Total $/MW
Fuel Cost $
CAPEX & OPEX $/MW
Solar
Wind
Ener-Core 2 MW

With zero cost of fuel, CAPEX and OPEX are typical indicators of cost competitiveness for renewables

Ener-Core's technology overcomes higher CAPEX and OPEX with significantly higher capacity factor making its cost to generate well below the actual levels for wind and solar


23% capacity
35% capacity
90% capacity
$140
$120
$100
$80
$60
$40
$20
$-
100% Capacity Factor $/MWh
Actual Capacity Factor $/MWh
COST TO GENERATE ($/MWh)

# Target Gross Margin (Oxidizer Only)



$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
Sale price is 600k @ 25% margin
Sale price is 700k @ 30% margin
Sale price is 1.8M @ 40% margin
250 kW Powerstation
333 kW Powerstation
2 MW Powerstation
Margin
Cost

*Warranty – 3% of Sale

# Commercial Expansion

**Current Partners**

FLEXENERGY

Holland
Renewable Energy Technologies BV

DRESSER-RAND.

STORK

eect Turbomachinery

**Projections**

| | 2014 | 2015 | 2016 |
|---|---|---|---|
| Ener-Core Sales Employees | 2 | 3 | 4 |
| Sales Reps and Agents | 4 | 7 | 10 |
| Distributors | 5 | 10 | 12 |
| Turbine Partners | 1 | 2 | 3 |

# 2014-2016 Projected Orders & Revenue

| | 2014 | 2015 | 2016 |
|---|---|---|---|
| **Booked Orders** | | | |
| 250 kW | 1 | 3 | 0 |
| 333 kW | 0 | 3 | 5 |
| 2 MW | 2 | 4 | 7 |
| **Shipped Orders** | | | |
| 250 kW | 1 | 2 | 2 |
| 333 kW | 0 | 1 | 4 |
| 2 MW | 0 | 2 | 4 |
| Revenue | $900,000 | $5,100,000 | $15,000,000 |

# Management Team

**Alain Castro, Chief Executive Officer and Board Member**

- Executive advisor to the US-based Board of Goldwind Science & Technology (2nd largest wind turbine manufacturer globally). Previously, President of Akuo Energy Americas. Akuo Energy is an international investor, developer and operator of utility-scale renewable energy power plants. Alain is also the founder of International Energy Ventures, a London-based investment and advisory group which he founded in 2002 to invest in sustainable companies as well as renewable energy infrastructure projects.
- Prior to his career in the renewable energy sector, Alain was a Partner at Ernst & Young Consulting, where he was based in Argentina, and managed the oil & gas industry consulting practice across the South America region.
- London Business School: Sloan Fellowship, Executive Masters Degree, Business and Management; University of Texas, B.S., Industrial and Mechanical Engineering
- Extensive international career spanning both large multinational corporations and entrepreneurial ventures particularly within the renewable energy and sustainable sectors. Over the last 10 years, he has focused on developing infrastructure projects as well as deploying international expansion plans for sustainable companies across four continents.

**Dr. Boris Maslov, President**

- Moscow Institute of Physics and Technology: Ph.D., Electrical Engineering; B.S., M.S., Electrical Engineering and Computer Science
- Experienced energy technology company executive.
- VP of Corporate Development at FlexEnergy where he led Strategic Planning and Technology Development.
- Served in the past as CEO of EnergyOne, CEO of Ecron Corp, EO of GlobalGate, as well as CTO of WaveCrest Labs.

**Domonic J. Carney, Chief Financial Officer**

- Dartmouth: Bachelors degrees in Economics; Northeastern University: Masters in Accounting
- Over twenty-four years of experience in high-growth environments including over eight years as the CFO for NYSE MKT and Nasdaq OTC public companies.
- Has successfully raised over $300 million of debt or equity financing transactions and closed over $200 million of M&A transactions.
- CFO of DeWind, a wind turbine manufacturing company.

**Paul Fukumoto, Director, Business Development**

- University of California, San Diego: M.S., Engineering Physics; B.S., Engineering Sciences
- Responsible for Product Applications, Market Research and Strategic Planning at FlexEnergy.
- Experienced at developing energy projects and technology as Field Applications Manager at Ingersoll-Rand Energy Systems and at Honeywell Power Systems/Aerospace.

**Doug Hamrin, Vice President, Thermal Oxidizer Engineering**

- Massachusetts Institute of Technology: M.S., Mechanical Engineering; Illinois Institute of Technology: B.S., Mechanical Engineering
- Responsible for the technical development of the Gradual Oxidizer.
- 17 patents filed on Ener-Core technology over recent 4 years.
- Experienced at leading engineering teams as Technical Manager, Applications for Honeywell Turbo Technologies and as the Director of Fuel Systems at Capstone Turbine Corporation.

**Steve Lampe, Vice President, Electrical and Controls Engineering**

- University of Missouri – Rolla: M.S., Mechanical Engineering
- Responsible for the controls and operation development of the Flex Powerstation at FlexEnergy.
- 9 patents filed on Ener-Core technology over recent 4 years, and holds 14 additional patents in the area of turbo-machinery controls.
- Experienced on advanced gas turbine technology and controls most recently as Director of Oil and Gas Applications for Capstone Turbine Corporation

# Board of Directors & Advisory Board

**Michael Hammons, Chairman of the Board**

- Partner, SAIL Capital Partners
- Diverse domestic and international experience across multiple verticals such as telecommunications, energy, automotive, aerospace and defense, data storage, enterprise software, and electronic hardware.
- Leadership positions including CEO at Vigilistics, CEO at Nexiant, CEO at ARGO Tracker, VP of Global Operations at Cogent Communication, and Director of the South American Automotive Practice at Ernst & Young Consulting.
- Earned a bachelor's degree in industrial engineering from California Polytechnic State University, San Luis Obispo, and a master's in business administration from Harvard Business School.

**Alain Castro, Chief Executive Officer and Board Member**

- Executive advisor to the US-based Board of Goldwind Science & Technology (2nd largest wind turbine manufacturer globally). Previously, President of Akuo Energy Americas. Akuo Energy is an international investor, developer and operator of utility-scale renewable energy power plants. Alain is also the founder of International Energy Ventures, a London-based investment and advisory group which he founded in 2002 to invest in sustainable companies as well as renewable energy infrastructure projects.
- Prior to his career in the renewable energy sector, Alain was a Partner at Ernst & Young Consulting, where he was based in Argentina, and managed the oil & gas industry consulting practice across the South America region.
- London Business School: Sloan Fellowship, Executive Masters Degree, Business and Management; University of Texas, B.S., Industrial and Mechanical Engineering
- Extensive international career spanning both large multinational corporations and entrepreneurial ventures particularly within the renewable energy and sustainable sectors. Over the last 10 years, he has focused on developing infrastructure projects as well as deploying international expansion plans for sustainable companies across four continents.

**Dr. Christopher J. Brown, Board Member**

- Harvard University: Master of Business Administration; North Carolina State University Ph.D , Physics
- Principal at SAIL Capital Partners.
- Chris' technical background includes a pioneering accomplishment in the field of MEMS cryotribology, the study of surface friction on the micro and nano length scales at cryogenic temperatures.
- Chris' work are part of a larger body of work recognized in 2010 by the National Science Foundation's American Competitiveness and Innovation (ACI) Fellow Award.
- Co-founded a textile dye company based on technology developed jointly with Procter and Gamble, Leeds University, and North Carolina State University.

**Bennet Tchaikovsky, Board Member**

- University of California, Santa Barbara: B.A. Business Economics; Southwestern University School of Law: Juris Doctor degree.
- Served as a Chief Financial Officer for publically traded and privately held companies for the last 15 years including Skystar Bio-Pharmaceutical Company (NASDAQ: SKBI) and China Jo-Jo Drugstores Inc. (NASDAQ: CJJD).
- Currently consults for publicly traded companies providing guidance as to reporting responsibilities, investor relations, and cost reduction strategies.

**Jeffrey A. Horn, Board Member**

- University of Wisconsin: B.S., Economics; Carnegie Mellon, Program For Executives; Caterpillar Advanced Management Program
- Previously global Managing Director of Caterpillar Power Generation Systems.
- 34 year career at Caterpillar. Held senior management positions throughout Asia, Europe, South America and the U.S., with majority of focus being on the Power Generation and Mining markets.
- Held global responsibility for the design, sale, construction and operation & maintenance of turn-key power plants based on Caterpillar technology.

**The Hon. Dr. Stephen L. Johnson, Advisory Board Member**

- 11th Administrator, United States Environmental Protection Agency (2005-2009), where he controlled a $7.7 billion annual budget and managed over 17,000 employees. Worked at EPA from 1979-2009, and became the first career EPA employee to hold the position of Administrator and the first scientist to head the Agency. Received the White House's Presidential Rank Award, the highest award for civilian federal employees.
- Previously held a number of positions in laboratory and bio-technology companies, and was director of Hazelton Laboratories, now Covance.
- Received a B.A. in Biology from Taylor University and a Master's Degree in Pathology from George Washington University. He has also been awarded honorary Doctor of Science degrees from Taylor University and Wesleyan University.

# Utilizing Waste: The Rockefeller Effect



For example, Rockefeller used noxious by-products that other refiners dumped into the river for heat to distill oil.

This toxic by-product was gasoline and soon after, the automobile industry was born; the automobile promised to consume that "vile, useless by-product," and Standard Oil cornered the new market.


STANDARD

**John D. Rockefeller attributed a large part of his success to his aversion of wastefulness.**


ENER-CORE

**Watch our Whiteboard video explaining the gradual oxidation process and its applications**

**https://www.youtube.com/watch?v=YIwJNOF-SQU**